Exhibit 10.55
THIS DEED is made on        29  September 2017

NATIXIS
as lender

in favour of

CHAMPION OCEAN NAVIGATION CO.
 as borrower

SEANERGY MARITIME HOLDINGS CORP.
as guarantor

FIDELITY MARINE INC.
as commercial manager

and

V SHIPS LIMITED
as technical manager

DEED OF RELEASE

relating to a loan facility dated 2 December 2015
(as amended and supplemented from time to time)
of (originally) up to US$39,412,000

Index
Clause		Page

1	Interpretation	1
2	Release of Security	2
3	Reassignment of Assigned Property	2
4	Further Documents	2
5	Third party rights	3
6	Governing Law and Jurisdiction	3

Schedules

Schedule 1 Form of Notice of Reassignment of Insurances	4

Execution

Execution Page	5

THIS DEED is made on      29 September 2017
BY
(1)
NATIXIS, a "societe anonyme", located at 30, Avenue Pierre Mendes-France, F-75013 Paris, France with a share capital of 5,019,319,328, registered in Paris, France under number 542044524 as lender (the "Lender");

IN FAVOUR OF
(2)	CHAMPION OCEAN NAVIGATION CO., a corporation incorporated in the Republic of Liberia having its registered office at 80 Broad Street, Monrovia, Liberia (the "Borrower");
(3)
SEANERGY MARITIME HOLDINGS CORP., a corporation incorporated in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, the Marshall Islands as guarantor (the "Guarantor");

(4)
V SHIPS LIMITED, a corporation organised and existing under the laws of the Republic of Cyprus whose registered office is at Zinas Kanther, 16-18, Agia Triada, 3035 Limassol, Cyprus (the "Approved Technical Manager"); and

(5)
FIDELITY MARINE INC., a corporation incorporated in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, the Marshall Islands (the "Approved Commercial Manager" and together with the Approved Technical Manager, the "Approved Managers" and each an "Approved Manager").

BACKGROUND
(A)	By the Facility Agreement, the Lender made available to the Borrower a facility of (originally) US$39,412,000.
(B)	Under the Facility Agreement, the Guarantor guaranteed the obligations of the Borrower under the Finance Documents.
(C)	As security for the Secured Liabilities, the Transaction Obligors entered into the Security Documents
(D)	In consideration of the discharge by the Borrower of its obligations to the Lender under the Finance Documents, the Lender has agreed to execute this Deed.
IT IS AGREED as follows:
1	INTERPRETATION
1.1	Definitions
In this Deed:
"Facility Agreement" means the facility agreement dated 2 December 2015 (as amended and supplemented from time to time) and made between, amongst others, (i) the Borrower (ii) the Guarantor and (iii) the Lender.
1.2	Defined expressions
Defined expressions in the Facility Agreement shall have the same meanings when used in this Deed unless the context otherwise requires or unless otherwise defined in this Deed.

1.3	Application of construction and interpretation provisions of Facility Agreement
Clause 1.2 (Construction) of the Facility Agreement applies to this Deed as if it were expressly incorporated in it with any necessary modifications.
2	RELEASE OF SECURITY
2.1	Release
The Lender unconditionally and irrevocably releases all Security created in its favour by the Borrower, the Guarantor and the Approved Managers under the Security Documents.
2.2	Release of obligations
The Lender unconditionally and irrevocably releases the Borrower, the Guarantor and the Approved Managers from their respective obligations under any undertakings in any Security Document relating to any asset a Security over which is released by to this Deed as well as under any claims (other than in respect of any indemnities which are intended to survive) the Lender may have under the Agreement or any of the Security Documents.
3	REASSIGNMENT OF ASSIGNED PROPERTY
3.1	Reassignment
The Lender, without any warranty, representation, covenant or other recourse, reassigns:
(a)	to the Borrower, all rights and interests of every kind which the Lender now has to, in or in connection with the Secured Assets (as defined in the General Assignment);
(b)	to the Borrower, all rights and interests, of every kind which the Lender now has to, in or in connection with the Mortgage; and
(c)	to each Approved Manager, all rights and interest of every kind which the Lender now has to, in or in connection with the relevant Manager's Undertaking.
4	FURTHER DOCUMENTS
4.1	Delivery of further documents
Subject to the Borrower paying to the Lender all expenses incurred by the Lender in accordance with clause 14 (Costs and expenses) of the Facility Agreement, the Lender shall promptly after execution and delivery of this Deed:
(a)	deliver to the Borrower:
(i)	a copy of a Certificate of Ownership and Encumbrances evidencing that the that the Mortgage has been discharged; and
(ii)	an executed notice of reassignment of Insurances in the form set out in Schedule 1 (Form of Notice of Reassignment);
(b)	deliver to each Approved Manager an executed notice of reassignment of Insurances in the form set out in Schedule 1 (Form of Notice of Reassignment).

5	THIRD PARTY RIGHTS
A person who is not a party to this Deed, or who is not expressed to be a beneficiary of the terms of this Deed, has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Deed.
6	GOVERNING LAW AND JURISDICTION
(a)	This Deed and any non-contractual obligations arising out of or in connection with it are governed by English law.
(b)	The English courts shall have exclusive jurisdiction in relation to all disputes arising out of or in connection with this Deed.
This Deed has been executed as a Deed and delivered on the date stated at the beginning of this Deed.

SCHEDULE 1

 FORM OF NOTICE OF REASSIGNMENT OF INSURANCES
m.v. "CHAMPIONSHIP" (the "Ship")

We, NATIXIS, of 30, Avenue Pierre Mendes-France, F-75013 Paris, France, the assignee of all rights and interest of every kind which [Champion Ocean Navigation Co.] [Fidelity Marine Inc.] [V Ships Limited] (the "Assignor") has to, in or in connection with all policies and contracts of insurance in respect of the Ship, its earnings or otherwise (including entries of the Ship in any protection and indemnity or war risks association) (the "Insurances") pursuant to a first priority assignment dated 7 December 2015 (the "Assignment") GIVE NOTICE that we have reassigned to the Assignor all of the rights and interest of every kind to the Insurances under the Assignment and, with effect from the date of this Notice, we have no further rights or interest in the Insurances.

_________________________________

Attorney-in-fact
for and on behalf of
NATIXIS

Dated:          September 2017

EXECUTION PAGE
LENDER

	EXECUTED AS A DEED	)
	by NATIXIS	)
	acting by Alice Lightfoot	)	/s/ Alice Lightfoot
	expressly authorised in accordance	)	Attorney-in-Fact
	with the laws of France	)
	being an attorney-in-fact	)
	in the presence of:	) )
	Witness' signature: /s/ Emmanouil Pontikis	)
	Witness' name: Emmanouil Pontikis	)
Witness' address:	Watson Farley & Williams	)
348 Syngrou Avenue 176 74 Kallithea Athens – Greece

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